UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 25, 2005

Cellegy Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Marina Boulevard, Suite 300 Brisbane, California	94005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 616-2200

Same

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

See the disclosures under Item 8.01 below, which are incorporated herein by reference.

Item 8.01       Other Events.

On May 25, 2005, Cellegy Pharmaceuticals, Inc. (the “Company”), terminated the employment of David A. Karlin, M.D., the Vice President of Clinical Research, as an officer and employee of the Company, in a termination other than for cause.  Dr. Karlin will receive the severance payments provided for in the Company’s Retention and Severance Plan for a “Termination in Absence of Change of Control,” in a lump sum payment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC.

Date: May 31, 2005	By:	/s/ ROBERT J. CASO
Robert J. Caso

Vice President, Finance and Chief Financial Officer

(Duly Authorized Officer)